UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 11, 2007 (December 6, 2007)

SKYSTAR BIO-PHARMACEUTICAL COMPANY

(Exact name of registrant as specified in Charter)

Nevada	000-28153	33-0901534
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

Rm. 10601, Jiezuo Plaza, No.4, Fenghui Road South,
Gaoxin District, Xian Province, P.R. China

(Address of Principal Executive Offices)

(8629) 8819-3188

 (Issuer Telephone Number)

N/A

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports filed by Skystar Bio-Pharmaceutical Company (the “Registrant”) from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 1.01      Entry into a Material Definitive Agreement.

On or about December 6, 2007 (the “Effective Date”), Skystar Bio-Pharmaceutical Company (the “Company”) entered into an Amendment, Exchange and Waiver Agreement (the “Agreement”), dated as of November 9, 2007, with certain of the institutional and accredited investors who entered into a Securities Purchase Agreement with the Company on February 27, 2007 (the “Closing Date”), and pursuant to which such investors purchased $4.07 million in aggregate principal amount of 8% convertible debentures due February 28, 2009 (the “Debentures”), and warrants to purchase 4,075,000 shares of the common stock of the Company (the “Warrants”) from the Company in a private placement pursuant to Regulation D under the Securities Act of 1933 (the “Transaction”). The Agreement amends certain terms and conditions of Debentures, Warrants, and a related agreement as described below. All of the investors that purchased the above-described securities pursuant to the Securities Purchase Agreement are hereinafter referred to collectively as “Purchasers” and those investors that executed the Agreement are hereinafter referred to collectively as “Participating Purchasers”.

A form of the Agreement is included as Exhibit 10.1 and filed with this current report on Form 8-K.

Certain Terms and Conditions of the Debentures, Warrants and Registration Rights Agreement

The Debentures bear interest at 8% per year and are convertible into shares of the Company’s common stock at an original conversion price of $1.00 per share (the “Conversion Price”). The Company may require the conversion of the Debentures (“Mandatory Conversion”) provided that (a) certain equity conditions are met, which include, among other things, the effectiveness of a resale registration statement for the shares of common stock underlying the conversion of the Debentures (the “Registration Statement”), and that (b) for the 20 consecutive trading days prior to such election, the daily volume weighted average price exceeds $2.75 (as appropriately adjusted for any stock dividend, stock split, reverse stock split or other similar transaction) and the average trading volume equals or exceeds 45,000 shares of common stock (the “Trading Conditions for Mandatory Conversion”).

The Warrants entitle each Purchaser to purchase a number of shares of common stock equal to one hundred percent of the number of shares of common stock that would be issuable upon conversion of the Debenture purchased by such Purchaser in the Transaction. The Warrants have an initial exercise price of $1.20 per share (the “Exercise Price”), and may only be exercised for cash.

In connection with the Securities Purchase Agreement, the Company also entered into a Registration Rights Agreement with the Purchasers, pursuant to which the Company agreed to register the shares of common stock underlying the conversion of the Debentures in a resale registration statement (the “Registration Statement”) filed with the Securities and Exchange Commission (“SEC”). Under the terms of the Registration Rights Agreement, the Registration Statement was to be filed with the SEC not later than 45 days from the Closing Date, and be declared effective by the SEC not later than 90 days from the Closing Date if there was no SEC review of the Registration Statement, and no later than 120 days from the Closing Date if there was SEC review. Failure to meet these deadlines would result in the Company incurring certain payment obligations (the “Registration Damages”) to the Purchasers amounting to 2% of the aggregate purchase price of the Convertible Debentures and Warrants per month, pro rated for partial periods. Because the Registration Statement was filed on June 1, 2007, and was declared effective on September 25, 2007 after SEC review, the Company incurred Registration Damages which, as discussed more fully below, have been waived pursuant to the Agreement.

The foregoing summaries of the Securities Purchase Agreement, Debentures, Warrants and Registration Rights Agreement are qualified in their entirety by the terms of the Securities Purchase Agreement, the form of Convertible Debenture, the form of Warrant and the Registration Rights Agreement included as Exhibits to the Company’s Current Report on Form 8-K that was filed with the SEC on March 5, 2007, and which are incorporated herein by reference.

The Amendment, Exchange and Waiver Agreement

The Agreement was entered into by and between the Company and the Participating Purchasers pursuant to an offer made by the Company to all of the Purchasers in connection with amending the terms of the Debentures, Warrants and the Registration Rights Agreement.

The Agreement amends the terms of the Debentures held by the Participating Purchasers by: (a) changing the Conversion Price from $1.00 per share to $0.85 per share; (b) deleting the Trading Conditions for Mandatory Conversion; (c) granting the Company the right to Mandatory Conversion at any time, and (d) allowing the Company to designate the date for the Mandatory Conversion.

The Agreement amends the terms of the Warrants held by the Participating Purchasers by: (a) changing the Exercise Price from $1.20 per share to $0.95 per share; and (b) granting to the Participating Purchasers the right to exercise their Warrants on a cashless basis.

Additionally, the Agreement is deemed to be: (a) the Company’s notice (the “Conversion Notice”) to require conversion of the entire outstanding principal of the Debentures held by the Participating Purchasers and all accrued but unpaid interest thereto; and (b) the Participating Purchasers’ notice (the “Exercise Notice”) to the Company to exercise all of their unexercised Warrants on a cashless basis. The date of the conversion and the exercise is the Effective Date of the Agreement.

Pursuant to the Conversion Notice, we are issuing an aggregate of 3,076,119 shares of our common stock (the “Debenture Shares”) to the Participating Purchasers, of which 1,156,944 shares are registered pursuant to the Registration Statement. The balance of the Debenture Shares (the “Unregistered Debenture Shares”) were issued to the Participating Purchasers in reliance on the exemptions for sales of securities not involving a public offering to accredited investors, as set forth in Rule 506 promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and in Section 4(2) of the Securities Act.

Pursuant to the Exercise Notice, we are issuing an aggregate of 958,181 shares of our common stock (the “Warrant Shares”) to the Participating Purchasers, in reliance on the exemptions for sales of securities not involving a public offering to accredited investors, as set forth in Rule 506 promulgated under the Securities Act and in Section 4(2) of the Securities Act.

Lastly, the Agreement amends the Registration Rights Agreement by waiving all outstanding Registration Damages due to the Purchasers in their entirety. Because the outstanding principal amounts of the Debentures held by the Participating Purchasers, as of the effective date of the Agreement, total more than seventy-five percent (75%) of the aggregate outstanding principal amounts of the outstanding Debentures held by all the Purchasers on that date, the amendment to the Registration Rights Agreement binds all of the Purchasers.

The foregoing summary of the Agreement is qualified in its entirety by the text of the Agreement, a form of which is included as an exhibit hereto and incorporated herein by reference.

Item 3.02      Unregistered Sales of Equity Securities

The disclosures under Item 1.01 are incorporated in this Item 3.02 by reference.

The Unregistered Debenture Shares and the Warrant Shares were issued to accredited investors in a private placement transaction exempt from registration under the Securities Act by virtue of Section 4(2) thereof and pursuant to Rule 506 of Regulation D promulgated thereunder.

The Unregistered Debenture Shares and the Warrant Shares have not been registered under the Securities Act or applicable state securities laws and may not be offered or sold in the United States absent registration under the Securities Act and applicable state securities laws or an applicable exemption from registration requirements.

Item 3.03      Material Modification to Rights of Security Holders

The disclosures under Item 1.01 are incorporated in this Item 3.03 by reference.

Item 9.01      Financial Statements and Exhibits

Exhibit Number	Description

10.1	Form of the Amendment, Exchange and Waiver Agreement between Skystar Bio-Pharmaceutical Company and the Participating Purchasers dated November 9, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 11, 2007	Skystar Bio-Pharmaceutical Company (Registrant)

	By:	/s/ Weibing Lu
Weibing Lu
Chief Executive Officer